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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated March 5, 1999 included in Wilsons The Leather Experts Inc.'s Form 10-K for the year ended January 30, 1999 and to all references to our Firm included in this registration statement.

                                            ARTHUR ANDERSEN LLP

Minneapolis, Minnesota
   May 25, 1999